Exhibit 10.2

EXECUTION VERSION

AMENDMENT NUMBER SEVEN

TO LOAN AND SECURITY AGREEMENT

This AMENDMENT NUMBER SEVEN TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of November 8, 2005, by the lenders identified on the signature pages hereof (the “Lenders”), WELLS FARGO FOOTHILL, INC., a California corporation (“Agent”; and together with the Lenders, the “Lender Group”), as the arranger and administrative agent for the Lenders, and POSTER FINANCIAL GROUP, INC., a Nevada corporation (“Parent”), and each of Parent’s Subsidiaries identified on the signature pages hereof (such Subsidiaries together with Parent are referred to hereinafter each individually as a “Borrower” and individually and collectively, jointly and severally, as the “Borrowers”), with reference to the following:

WHEREAS, Borrowers and the Lender Group are parties to that certain Loan and Security Agreement, dated as of January 23, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, Borrowers have requested that the Lender Group agree to certain amendments of the Loan Agreement; and

WHEREAS, subject to the terms and conditions set forth herein, the Lender Group is willing to make the amendments requested by Borrowers.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2. Amendments to Loan Agreement. Effective as of September 30, 2005, Section 7.18(a)(ii) of the Loan Agreement is hereby amended by deleting the Applicable Ratio “0.76:1.00” referenced therein for the 12 month period ending September 30, 2005, and replacing it with the Applicable Ratio “0.68:1.00”.

3. Conditions Precedent to Amendment. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

(a) Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect; and

(b) Agent shall have received a reaffirmation and consent substantially in the form attached hereto as Exhibit A, duly executed and delivered by Guarantor.

4. Release. To the extent permitted by applicable law, each Borrower and each Guarantor hereby waives, releases, remises and forever discharges each member of the Lender Group, each of their respective Affiliates, and each of their respective officers, directors, employees, and agents (collectively, the “Released Parties”), from any and all claims, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, known or unknown, past or present, liquidated or unliquidated, suspected or unsuspected, which any Borrower or any Guarantor ever had, now has or might hereafter have against any such Released Party which relates, directly or indirectly, to the Loan Agreement or any other Loan Document, or to any acts or omissions of any such Release with respect to the Loan Agreement or any other Loan Document, or to the lender-borrower relationship evidenced by the Loan Documents. As to each and every claim released hereunder, each Borrower and each Guarantor hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, each Borrower specifically waives, to the extent permitted by applicable law, the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER, MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

As to each and every claim released hereunder, each Borrower and each Guarantor also waives the benefit of each other similar provision of applicable federal or state law, if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.

5. Representation and Warranty. Each Borrower represents and warrants to the Lender Group that the execution, delivery, and performance of this Amendment and of the Loan Agreement, as amended hereby, are within its powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation applicable to it, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its Governing Documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected.

6. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of California.

7. Counterpart Execution. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Amendment, but the failure to deliver 3 an original executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment.

8. Effect on Loan Documents.

(a) The Loan Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Agent or any Lender under the Loan Agreement or any other Loan Document. The modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Documents and shall not operate as a consent to any further or other matter under the Loan Documents.

(b) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

(c) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

(d) This Amendment is a Loan Document.

9. Entire Agreement. This Amendment embodies the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous agreements or understandings with respect to the subject matter hereof, whether express or implied, oral or written.

[signature pages follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

POSTER FINANCIAL GROUP, INC.
a Nevada corporation

By
Title:

GNL, CORP., a Nevada corporation

By
Title:

GNLV, CORP., a Nevada corporation

By
Title:

[SIGNATURE PAGE TO AMENDMENT NUMBER SEVEN TO LOAN AND SECURITY AGREEMENT]

WELLS FARGO FOOTHILL, INC.;
a California corporation, as Agent and as a Lender

By
Title:

[SIGNATURE PAGE TO AMENDMENT NUMBER SEVEN TO LOAN AND SECURITY AGREEMENT]

FOOTHILL INCOME TRUST II, L.P.,
as a Lender

By FIT II GP, LLC,
Its General Partner

By
Title:

[SIGNATURE PAGE TO AMENDMENT NUMBER SEVEN TO LOAN AND SECURITY AGREEMENT]

Exhibit A

REAFFIRMATION AND CONSENT

Dated as of November 10, 2005

Reference is hereby made to that certain Amendment Number Seven to Loan and Security Agreement, dated as of the date hereof (the “Amendment”), among the lenders signatory thereto (the “Lenders”), Wells Fargo Foothill, Inc., as arranger and administrative agent for the Lenders (“Agent”) and Poster Financial Group, Inc. (“Poster”), GNL, Corp. (“GNL”) and GNLV, Corp. (“GNLV” and together with Poster and GNL, the “Borrowers”). Capitalized terms used herein shall have the meanings ascribed to them in that certain Loan and Security Agreement, dated as of January 23, 2004 (as amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”), among Borrowers, Agent, and the Lenders. The undersigned hereby (a) represents and warrants that the execution and delivery of this Reaffirmation and Consent is within its powers, has been duly authorized by all necessary limited liability company action and is not in contravention of any law, rule, or regulation applicable to it, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its Governing Documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, (b) consents to the amendment of the Loan Agreement set forth in the Amendment and any waivers granted therein; (c) acknowledges and reaffirms all obligations owing by it to the Lender Group under any Loan Document to which it is a party; (d) agrees that each Loan Document to which it is a party is and shall remain in full force and effect, and (e) ratifies and confirms its consent to any previous waivers granted with respect to the Loan Agreement. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, the undersigned understands that the Lender Group shall have no obligation to inform the undersigned of such matters in the future or to seek the undersigned’s acknowledgement or agreement to future amendments, waivers or modifications and nothing herein shall create such a duty. The undersigned hereby agrees to be bound by the release set forth in Section 4 of the Amendment.

IN WITNESS WHEREOF, the undersigned has executed this Reaffirmation and Consent as of the date first set forth above.

GOLDEN NUGGET EXPERIENCE, LLC,
a Nevada limited liability company

By
Title: